TAXES ON INCOME	12 Months Ended
Dec. 31, 2011
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 10:-         TAXES ON INCOME

a.	Applicable Tax Laws:

1.	Amendment to the Israeli Income Tax Ordinance

The Israeli corporate tax rate was 26% in 2009, 25% in 2010 and 24% in 2011.

On December 5, 2011, the Israeli Parliament (the Knesset) passed the Law for Tax Burden Reform (Legislative Amendments), 2011 ("the Law") which, among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate. The Law also increases the corporate tax rate to 25% in 2012 and a corresponding increase was made to the real capital gains tax rate and the real betterment tax rate. The Company does not expect this Law to effect its financial position.

2.	Measurement of taxable income under Israel's Income Tax (Inflationary Adjustments) Law, 1985:

Through 2007 results for tax purposes for RadView Software Ltd. are measured and reflected in accordance with the change in the Israeli Consumer Price Index ("CPI"). As explained above in Note 2, the consolidated financial statements are presented in U.S. dollars. The differences between the change in the Israeli CPI and in the NIS/U.S. dollar exchange rate cause a difference between taxable income and the income before taxes reflected in the consolidated financial statements.

In accordance with ASC 740, the Company has not provided deferred income taxes on the above differences resulting from changes in exchange rates and indexing for tax purposes.

In February 2008, the Knesset passed an amendment to the Income Tax (Inflationary Adjustment) Law, 1985, which limits the scope of the law starting in 2008 and thereafter. Beginning in 2008, the results for tax purposes are measured in nominal values, excluding certain adjustments for changes in the Consumer Price Index carried out in the period up to December 31, 2007. The amended law includes, inter alia, the elimination of the inflationary additions and deductions and the additional deduction for depreciation starting in 2008.

b.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 ("the Law"):

In 1998, the Company was granted Approved Enterprise status under the Law. The Company elected to adopt the "Alternative Benefits" track entitling the Company to a benefit period of seven years on income derived from this program as follows: (a) a full income tax exemption for the first two years and (b) a reduced income tax rate of 25%, instead of the regular rate for the remaining five-year period. Depending on the level of non-Israel investments in the Company, the period for which the Company is entitled to a reduced tax rate of 25% can be extended to eight years. The period of the benefit is limited to 12 years from commencement of production or 14 years from the date of approval. As the Company has not yet reported any taxable income, the benefit period has not yet commenced.

The benefits from the Company's approved enterprise programs are dependent upon the Company fulfilling the conditions stipulated by the Law for Encouragement of Capital Investments, 1959 and the regulations published under this law, as well as the specific criteria in the Company's approved enterprise programs. If the Company does not comply with these conditions, the tax benefits may be canceled, and the Company may be required to refund the amount of the canceled benefits, with the addition of linkage differences and interest. As of the date of these financial statements, the Company believes it complies with these conditions.

If the Company distributes a cash dividend out of retained earnings which were tax exempt due to its approved enterprise status, the Company would have to pay a 25% corporate tax on the amount distributed, and a further 15% withholding tax would be deducted from the amounts distributed to the recipients.

As of December 31, 2011, the Company does not have retained earnings and accordingly, no tax-exempt income. Tax-exempt income attributable to the Approved Enterprise cannot be distributed to shareholders without subjecting the Company to taxes except upon a complete liquidation of the Company. If the retained tax-exempt income is distributed in a manner other than upon the complete liquidation of the Company, it would be taxed at the corporate tax rate applicable to such profits as if the Company had not elected alternative tax benefits. The Company's board of directors does not intend to distribute any amounts of its undistributed tax-exempt income as dividends.

On April 1, 2005, an amendment to the Investment Law came into effect (the "Amendment") and has significantly changed the provisions of the Investment Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Beneficiary Enterprise, such as provisions generally requiring that at least 25% of the Beneficiary Enterprise's income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

In addition, the Investment Law provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the law as they were on the date of such approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the Amendment.

As a result of the Amendment, tax-exempt income generated under the provisions of the new law will subject the Company to taxes upon distribution or liquidation and the Company may be required to record a deferred tax liability with respect to such tax-exempt income.

By virtue of this law, the Company is entitled to claim accelerated depreciation on equipment used by the Approved Enterprise during five tax years. The Company has received final approval in respect to the investment program.

Amendments to the Law for the Encouragement of Capital Investments, 1959:

In December 2010, the "Knesset" (Israeli Parliament) passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among other things, amendments in the Law for the Encouragement of Capital Investments, 1959 ("the Law"). The amendment became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Law were modified and a flat tax rate applies to the Company's entire preferred income. The Company may elect to apply the amendment (such election shall be non revocable), and from then on it will be subject to the amended tax rates that are: 2011 and 2011 - 15% (in development area A - 10%), 2013 and 2014 - 12.5% (in development area A - 7%) and in 2015 and thereafter - 12% (in development area A - 6%).

The Company examined the possible effect of the amendment on the financial statements, and at present, does not intend to apply the amendment.

c.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxation), 1969:

The Company currently qualifies as an "Industrial Company" under the Law for Encouragement of Industry (Taxes), 1969 and is therefore entitled to tax benefits, mainly accelerated depreciation of machinery and equipment and deduction of expenses incurred in connection with a public offering.

d.	Income (loss) before income tax:

	Year ended December 31,
	2009	2010	2011

Israel	$(446)	$1,089	$1,238
United States	(917)	(973)	(866)

	$(1,363)	$116	$372

e.	Taxes on income are comprised of the following:

	Year ended December 31,
	2009	2010	2011

Current taxes and reserves	$62	$(14)	$(239)

f.	Net operating losses:

As of December 31, 2011, the Company's net operating tax loss carry forwards in Israel amounted to approximately $ 25 million. These net operating tax losses may be carried forward indefinitely and offset against future taxable business income.

The Company's U.S. subsidiary's tax losses through December 31, 2011 totaled approximately $ 33 million. These losses are available to offset future U.S. taxable income of the U.S. subsidiary may be subject to the limitation under rule 382 of the Internal Revenue Service, see below, and will expire between the years 2018 and 2028.

Utilization of U.S. net operating losses may be subject to substantial annual limitation due to "change in ownership" provision of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

The Company and its subsidiary provide a valuation allowance on the entire deferred tax asset in respect of the carryforward losses, due to the uncertainty regarding future realization. Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax regarding the loss carryforward will not be realized in the foreseeable future. Deferred taxes in respect of other temporary differences are immaterial.

The main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating losses carry forward among the various subsidiaries worldwide due to the uncertainty of the realization of such tax benefits and the effect of approved enterprise.

g.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company deferred tax assets are as follows:

	December 31,
	2010	2011

Operating loss carryforward and deductions	$16,437	$17,942
Reserves and allowances	251	248

Net deferred tax asset before valuation allowance	16,688	18,190
Valuation allowance	(16,688)	(18,190)

Net deferred tax asset	$-	$-

As of December 31, 2011, the Company has provided full valuation allowance of $ 18,190 in respect of deferred tax assets resulting from tax loss carryforward and other temporary differences. Management currently believes that since the Company has a history of losses it is more likely than not that the deferred tax regarding the loss carryforward and other temporary differences will not be realized in the foreseeable future.

h.	Final tax assessments:

The Company has received final tax assessments in Israel through the end of 2007 and in the US through the end of 2006.

i.	Reconciliation of the tax expenses to the actual tax expenses:

The main reconciling items of the statutory tax rate of the Company (2009 - 26%, 2010- 25% and 2011 - 24%,) to the effective tax rate (0%) are valuation allowances provided for deferred tax assets (in all reported periods) .

j.	Accounting for uncertainty in income taxes ("ASC 740"):

A reconciliation of the beginning and ending balances of the total amounts of the unrecognized tax benefits is as follows (U.S dollars in thousands):

Unrecognized tax benefits

Balance at January 1, 2011	$709
Decrease in tax positions taken in the current year	(239)

Balance at December 31, 2011	$470

The Company does not believe there will be any material changes in its unrecognized tax positions over the next twelve months.

The Company and its subsidiary file income tax returns in Israel and in the USA. As of December 31, 2011, the Israeli tax returns are subject to examination by the Israeli tax authorities for the tax years of 2008 through 2010 and the US tax returns are subject to examination by the US tax authorities for the tax years of 2007 through 2010.